UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21603

SPECIAL VALUE OPPORTUNITIES FUND, LLC
 (Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
SPECIAL VALUE OPPORTUNITIES FUND, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2009

Date of reporting period: DECEMBER 31, 2009

Item 1.        REPORTS TO STOCKHOLDERS

Annual Shareholder Report

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)
December 31, 2009

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Annual Shareholder Report

December 31, 2009

Contents

Portfolio Asset Allocation	2

Financial Statements

Report of Independent Registered Public Accounting Firm	3
Statement of Assets and Liabilities	4
Statement of Investments	5
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Notes to Financial Statements	12
Schedule of Changes in Investments in Affiliates	27
Schedule of Restricted Securities of Unaffiliated Issuers	28

Supplemental Information (Unaudited)

Directors and Officers	29
Supplemental Tax Information	35

Special Value Opportunities Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

December 31, 2009

Percent of Cash
Industry	and Investments

Communications Equipment Manufacturing	17.7%
Wired Telecommunications Carriers	14.5%
Other Electrical Equipment and Component Manufacturing	12.1%
Plastics Product Manufacturing	11.4%
Activities Related to Credit Intermediation	10.5%
Data Processing, Hosting, and Related Services	7.5%
Semiconductor and Other Electronic Component Manufacturing	3.5%
Other Amusement and Recreation Industries	2.2%
Offices of Real Estate Agents and Brokers	1.9%
Gambling Industries	1.9%
Alumina and Aluminum Production and Processing	1.9%
Computer and Peripheral Equipment Manufacturing	1.8%
Industrial Machinery Manufacturing	1.5%
Depository Credit Intermediation	1.4%
Nonferrous Metal (except Aluminum) Production and Processing	1.3%
Satellite Telecommunications	1.3%
Management, Scientific, and Technical Consulting Services	1.0%
Full-Service Restaurants	0.8%
Wireless Telecommunications Carriers (except Satellite)	0.7%
Securities and Commodity Contracts Intermediation and Brokerage	0.6%
Electric Power Generation, Transmission and Distribution	0.3%
Basic Chemical Manufacturing	0.3%
Non-Depository Credit Intermediation	0.2%
Home Furnishings Stores	0.0%
Cash and Cash Equivalents	3.7%

Total	100.0%

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of
Special Value Opportunities Fund, LLC

We have audited the accompanying statement of assets and liabilities of Special Value Opportunities Fund, LLC (a Delaware Limited Liability Company) (the Company), including the statement of investments, as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2009, and confirmation of securities not held by the custodian by correspondence with others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Value Opportunities Fund, LLC at  December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

March 1, 2010

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments, at fair value:
Unaffiliated issuers (cost $456,123,204)	$360,866,920
Controlled companies (cost $101,549,107)	89,011,512
Other affiliates (cost $278,129,878)	307,333,442
Total investments (cost $835,802,189)	757,211,874

Cash and cash equivalents	29,341,986
Accrued interest income:
Unaffiliated issuers	7,894,077
Controlled companies	50,723
Other affiliates	71,392
Receivable for investments sold	3,058,090
Deferred debt issuance costs	1,013,267
Other receivables	376,065
Dividend receivable from affiliated issuer	39,244
Prepaid expenses and other assets	102,013
Total assets	799,158,731

Liabilities
Credit facility payable	104,000,000
Payable for investments purchased	16,312,002
Distributions payable	4,300,000
Interest payable	3,403,603
Management and advisory fees payable	1,113,594
Unrealized depreciation on swaps	891,109
Accrued expenses and other liabilities	1,601,214
Total liabilities	131,621,522

Preferred Stock
Series A - E; $25,000/share liquidation preference; 9,520 shares authorized, 3,322 shares issued and outstanding	83,050,000
Accumulated dividends on Series A - E preferred stock	98,421
Series S; $1,000/share liquidation preference; 1 share authorized, no shares issued and outstanding	-
Series Z; $500/share liquidation preference; 400 shares authorized, issued and outstanding	200,000
Accumulated dividends on Series Z preferred stock	-
Total preferred stock	83,348,421

Net assets applicable to common shareholders	$584,188,788

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value, unlimited shares authorized, 36,509.096 shares issued and outstanding	$37
Paid-in capital in excess of par	756,427,479
Accumulated net investment income	2,340,302
Accumulated net realized losses	(95,092,643)
Accumulated net unrealized depreciation	(79,387,966)
Accumulated dividends to preferred shareholders	(98,421)
Net assets applicable to common shareholders	$584,188,788

Common stock, NAV per share	$16,001.18

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments

December 31, 2009

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (48.70%)
Bank Debt (29.16%) (1)
Alumina and Aluminum Production and Processing (1.58%)
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2%, due 6/30/13 (2)	$440,596	$200,031	0.02%
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14 (2)	$57,235,744	12,248,449	1.56%
Total Alumina and Aluminum Production and Processing		12,448,480

Basic Chemical Manufacturing (0.01%)
Hawkeye Renewables, LLC, 2nd Lien Term Loan, Prime + 6.25%, due 6/30/13 (4)	$2,813,056	112,522	0.01%

Communications Equipment Manufacturing (7.45%)
Dialogic Corporation, Bridge Term Loan, 20%, due 3/31/11	$194,386	194,774	0.03%
Dialogic Corporation, Senior Secured Notes, 15% Cash + 2% PIK, due 9/30/10	$3,349,442	3,325,996	0.42%
Dialogic Corporation, Senior Secured Notes, LIBOR + 10% Cash + 2% PIK, due 9/30/10	$25,118,230	24,986,360	3.18%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14	$33,925,277	30,057,796	3.82%
Total Communications Equipment Manufacturing		58,564,926

Computer and Peripheral Equipment Manufacturing (1.78%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14	$16,117,852	14,002,384	1.78%

Electric Power Generation, Transmission, and Distribution (0.04%)
La Paloma Generating Company, Residual Bank Debt (4)	$35,592,323	307,369	0.04%

Management, Scientific, and Technical Consulting Services (0.95%)
Booz Allen Hamilton Inc., Mezzanine Loan, 13%, due 7/31/16	$7,305,682	7,470,059	0.95%

Offices of Real Estate Agents and Brokers (1.09%)
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17	$10,602,410	11,247,386	1.43%
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13	$24,457,831	(2,690,361)	(0.34)%
Total Offices of Real Estate Agents and Brokers		8,557,025

Other Electrical Equipment and Component Manufacturing (1.33%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12 (2)	$5,504,954	5,504,954	0.70%
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13 (2)	$4,922,849	4,922,849	0.63%
Total Other Electrical Equipment and Component Manufacturing		10,427,803

Other Amusement and Recreation Industries (2.12%)
Intrawest ULC, 1st Lien Term Loan A, Prime + 10.5%, due 12/23/09 - (Canada)	$18,087,655	16,640,643	2.12%

Plastics Product Manufacturing (3.57%)
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 5/31/10 (2), (3)	$20,424,688	20,322,565	2.58%
WinCup, Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 5/29/10 (2), (3)	$7,606,242	7,758,367	0.99%
Total Plastics Product Manufacturing		28,080,932

Semiconductor and Other Electronic Component Manufacturing (3.50%)
Isola USA Corporation, Revolver, Prime + 9%, due 12/18/12	$4,404,121	3,303,090	0.42%
Isola USA Corporation, 1st Lien Term Loan, Prime + 9.75%, due 12/18/12	$12,785,218	9,908,544	1.26%
Isola USA Corporation, 2nd Lien Term Loan, Prime + 14.5%, due 12/18/13	$35,866,469	14,346,587	1.82%
Total Semiconductor and Other Electronic Component Manufacturing		27,558,221

Wired Telecommunications Carriers (5.74%)
Hawaiian Telcom Communications Inc., Revolver, Prime + 1.25%, due 4/30/12	$6,714,989	4,901,942	0.62%
Integra Telecom, Inc., 1st Lien Term Loan, LIBOR + 8.5%, due 8/31/13 (2)	$1,024,827	1,030,272	0.13%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13	$26,072,018	23,507,183	2.99%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14	$13,074,082	12,858,360	1.63%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17 - (Netherlands) (5)	€2,640,087	2,873,460	0.37%
Total Wired Telecommunications Carriers		45,171,217

Total Bank Debt (Cost $296,740,860)		229,341,581

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Continued)

December 31, 2009

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Debt Investments (continued)
Other Corporate Debt Securities (19.54%)
Basic Chemical Manufacturing (0.26%)
Kronos International, Inc., Senior Secured Notes, 6.5%, due 4/15/13 (5)	€1,751,000	$2,039,520	0.26%

Data Processing, Hosting, and Related Services (6.85%)
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15 (6)	$29,566,000	29,097,872	3.70%
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17 (6)	$22,479,000	24,746,007	3.15%
Total Data Processing, Hosting, and Related Services		53,843,879

Depository Credit Intermediation (0.79%)
Wells Fargo & Company, FDIC-Guaranteed Notes, 3%, due 12/9/11	$6,000,000	6,185,580	0.79%

Full-Service Restaurants (0.84%)
Landry's Restaurants, Inc., Senior Secured Notes, 11.625%, due 12/1/15 (6)	$6,261,000	6,624,921	0.84%

Gambling Industries (1.90%)
Harrah's Operating Company Inc., Senior Secured Notes, 10%, due 12/15/18 (6)	$18,835,000	14,942,427	1.90%

Home Furnishings Stores (0.04%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$6,591,000	280,117	0.04%

Industrial Machinery Manufacturing (1.49%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13 (6)	$13,347,000	11,705,319	1.49%

Non-Depository Credit Intermediation (0.19%)
General Electric Capital Corporation, FDIC-Guaranteed Notes, 1.8%, due 3/11/11	$1,500,000	1,512,810	0.19%

Offices of Real Estate Agents and Brokers (0.83%)
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$8,430,000	6,552,892	0.83%

Other Amusement and Recreation Industries (0.08%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes, 14% Cash or 15.625% PIK, due 10/1/13 (4), (6)	$42,757,354	665,628	0.08%

Plastics Product Manufacturing (0.09%)
Radnor Holdings, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09 (2), (4), (6)	$16,527,000	704,050	0.09%

Securities and Commodity Contracts Intermediation and Brokerage (0.58%)
Goldman Sachs Group Inc., FDIC-Guaranteed Notes, 1.7%, due 3/15/11	$1,500,000	1,509,675	0.19%
JP Morgan Chase & Company, FDIC-Guaranteed Notes, 1.65%, due 2/23/11	$3,000,000	3,033,180	0.39%
Total Securities and Commodity Contracts Intermediation and Brokerage		4,542,855

Wired Telecommunications Carriers (4.88%)
Global Crossing Limited, Senior Secured Notes, 12%, due 9/15/15 (6)	$8,435,000	9,208,209	1.17%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17 - (Netherlands) (5), (6)	€27,613,666	29,204,374	3.71%
Total Wired Telecommunications Carriers		38,412,583

Wireless Telecommunications Carriers (except Satellite) (0.72%)
Clearwire Communications LLC, Senior Secured Notes, 12%, due 12/1/15 (6)	$5,565,000	5,652,593	0.72%

Total Other Corporate Debt Securities (Cost $221,636,468)		153,665,174

Total Debt Investments (Cost $518,377,328)		383,006,755

Equity Securities (47.57%)
Activities Related to Credit Intermediation (10.54%)
Online Resources Corporation, Series A-1 Convertible Preferred Stock (2), (4), (6), (7)	52,744.807	76,051,767	9.67%
Online Resources Corporation, Common Stock (2), (4), (7)	1,302,445	6,850,861	0.87%
Total Activities Related to Credit Intermediation		82,902,628

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Continued)

December 31, 2009

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Equity Securities (continued)
Alumina and Aluminum Production and Processing (0.27%)
Revere Holdings, Inc., Class A Common Stock (2), (4), (6), (7)	90	$-	-
Revere Holdings, Inc., Class B Common Stock (2), (4), (6), (7)	6,940	-	-
Revere Leasing, LLC, Class A Units (2), (4), (6), (7)	90	26,987	-
Revere Leasing, LLC, Class B Units (2), (4), (6), (7)	6,940	2,082,777	0.27%
Total Alumina and Aluminum Production and Processing		2,109,764

Communications Equipment Manufacturing (10.25%)
Dialogic Corporation, Class A Convertible Preferred Stock - (Canada) (4), (6)	7,197,769	7,053,814	0.90%
Gores I SF Luxembourg S.àr.1. Ordinary Shares - (Luxembourg) (2), (4), (5), (6), (7)	276,043	735,297	0.09%
Gores I SF Luxembourg S.àr.1. Tracking Preferred Equity Certificates
- (Luxembourg) (2), (5), (6), (7)	27,328,261	72,794,453	9.26%
Total Communications Equipment Manufacturing		80,583,564

Data Processing, Hosting, and Related Services (0.62%)
GXS Holdings, Inc., Common Stock (4), (6)	1,680,056	-	-
GXS Holdings, Inc., Series A Preferred Stock (4), (6)	67,203	4,884,953	0.62%
Total Data Processing, Hosting, and Related Services		4,884,953

Depository Credit Intermediation (0.60%)
Doral Holdings, LP Interest (4), (6)	1,468,668	4,720,158	0.60%

Electric Power Generation, Transmission, and Distribution (0.25%)
Mach Gen, LLC, Common Units (4), (6)	8,012	2,003,000	0.25%

Industrial Machinery Manufacturing (0.02%)
GSI Group, Inc., Common Stock (4), (6)	372,349	174,073	0.02%

Nonferrous Metal (except Aluminum) Production and Processing (1.30%)
International Wire Group, Inc., Common Stock (2), (6), (7)	637,171	10,258,453	1.30%

Other Electrical Equipment and Component Manufacturing (10.74%)
EaglePicher Holdings, Inc., Common Stock (2), (4), (6), (7), (8)	2,561,000	84,500,195	10.74%

Plastics Product Manufacturing (7.75%)
WinCup, Inc., Common Stock (2), (3), (4), (6)	73,517,938	60,930,580	7.75%

Satellite Telecommunications (1.28%)
ViaSat, Inc., Common Stock (4), (6)	317,977	10,105,309	1.28%

Semiconductor and Other Electronic Component Manufacturing (0.03%)
TPG Hattrick Holdco, LLC, Common Units (4), (6)	2,296,747	210,979	0.03%

Wired Telecommunications Carriers (3.92%)
Integra Telecom, Inc., Common Stock (2), (4), (6), (7)	5,728,661	29,269,752	3.72%
Integra Telecom, Inc., Warrants (2), (4), (6), (7)	2,272,561	152,295	0.02%
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (4), (5), (6)	4,215,000	1,399,416	0.18%
Total Wired Telecommunications Carriers		30,821,463

Total Equity Securities (Cost $317,424,861)		374,205,119

Total Investments (Cost $835,802,189) (9)		757,211,874

Cash and Cash Equivalents (3.73%)
American Express Credit Corporation, Commercial Paper, 0.05%, due 1/7/10	$13,000,000	12,999,892	1.65%
Cash Denominated in Foreign Currencies	€11,733	16,803	-
Cash Held on Account at Various Institutions	$16,325,291	16,325,291	2.08%
Total Cash and Cash Equivalents		29,341,986

Total Cash and Investments		$786,553,860	100.00%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Continued)

December 31, 2009

Notes to Statement of Investments

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933.  Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Issuer is a controlled company.

(4)	Non-income producing security.

(5)	Principal or shares amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(6)	Restricted security.

(7)	Investment is not a controlling position.

(8)	The Company's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(9)	Includes investments with an aggregate market value of $38,149,760 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $122,966,205 and $234,768,912, respectively. Aggregate purchases includes investment assets received as payment in kind.  Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of December 31, 2009 was $729,247,239 or 92.71% of total cash and investments of the Company.

Swaps at December 31, 2009 were as follows:

Instrument	Notional Amount	Fair Value

Euro/US Dollar Cross Currency Basis Swap, Pay Euros / Receive USD, Expires 5/17/12	$15,548,500	$(891,109)

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations

Year Ended December 31, 2009

Investment income
Interest income:
Unaffiliated issuers	$51,976,949
Controlled companies	3,137,013
Other affiliates	1,902,892
Dividend income:
Unaffiliated issuers	30,134
Other affiliates	39,139
Other income:
Unaffiliated issuers	569,256
Other affiliates	4,283
Total investment income	57,659,666

Operating expenses
Management and advisory fees	13,363,125
Interest expense	5,135,869
Credit enhancement fees	1,766,183
Legal fees, professional fees, and due diligence expenses	1,089,446
Amortization of deferred debt issuance costs	935,324
Commitment fees	874,235
Director fees	243,000
Insurance expense	233,674
Custody fees	113,058
Other operating expenses	1,838,712
Total expenses	25,592,626

Net investment income	32,067,040

Net realized and unrealized gain (loss) from investments and foreign currency
Net realized loss from:
Investments in unaffiliated issuers	(22,938,896)
Investments in securities of affiliates	(18,609,324)
Net change in net unrealized depreciation	164,042,840
Net realized and unrealized gain	122,494,620

Distributions to preferred shareholders	(2,845,011)
Net change in reserve for distributions to preferred shareholders	15,435

Net increase in net assets applicable to common shareholders resulting from operations	$151,732,084

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2009	December 31,2008

Total common shareholder committed capital	$711,000,000	$711,000,000

Net assets applicable to common shareholders, beginning of year	$486,756,704	$669,156,499

Net investment income	32,067,040	54,049,031
Net realized loss from investments	(41,548,220)	(50,373,334)
Net change in net unrealized depreciation	164,042,840	(241,753,488)
Gain on retirement of Series A - E preferred shares	-	82,497,250
Distributions to preferred shareholders from net investment income	(2,845,011)	(15,120,215)
Net change in reserve for distributions to preferred shareholders	15,435	2,300,961
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	151,732,084	(168,399,795)

Distributions to common shareholders from:
Net investment income	(54,300,000)	(14,000,000)
Total distributions to common shareholders	(54,300,000)	(14,000,000)

Net assets applicable to common shareholders, end of year (including undistributed net investment income of $2,340,302 and $26,400,792, respectively)	$584,188,788	$486,756,704

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows

Year Ended December 31, 2009

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$151,732,084
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss	41,548,220
Net change in net unrealized depreciation	(164,024,801)
Distributions paid to preferred shareholders	2,845,011
Net change in reserve for distributions to preferred shareholders	(15,435)
Accretion of original issue discount	(411,641)
Net accretion of market discount/premium	(4,102,641)
Income from paid in-kind capitalization	(13,499,624)
Amortization of deferred debt issuance costs	935,324
Changes in assets and liabilities:
Purchases of investments	(109,466,581)
Proceeds from sales, maturities and paydowns of investments	234,768,912
Decrease in accrued interest income - unaffiliated issuers	1,905,986
Decrease in accrued interest income - controlled companies	66,086
Decrease in accrued interest income - other affiliates	1,699
Decrease in dividend receivable from affiliated issuer	649,005
Decrease in other receivables	105,374
Decrease in receivable for investment sold	96,278
Increase in prepaid expenses and other assets	(32,721)
Increase in payable for investment purchased	8,976,476
Decrease in management and advisory fees payable	(458,425)
Increase in interest payable	2,987,778
Decrease in payable to affiliate	(263,599)
Decrease in accrued expenses and other liabilities	(105,300)
Net cash provided by operating activities	154,237,465

Financing activities
Proceeds from draws on credit facility	278,000,000
Principal repayments on credit facility	(413,000,000)
Distributions paid to common shareholders	(50,000,000)
Distributions paid to preferred shareholders	(2,845,011)
Net cash used in financing activities	(187,845,011)

Net decrease in cash and cash equivalents	(33,607,546)
Cash and cash equivalents at beginning of year	62,949,532
Cash and cash equivalents at end of year	$29,341,986

Supplemental disclosures
Interest payments	$2,148,091
Tax payments	1,041,907

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements

December 31, 2009

1.  Organization and Nature of Operations

Special Value Opportunities Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004.  Investment operations commenced and initial funding was received on July 13, 2004.  The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities.  The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company.  Babson Capital Management LLC serves as Co-Manager. The Company, TCP, and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors.  The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company.  The Board of Directors consists of four persons, three of whom are independent.  If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors.  The remaining directors of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

As of December 31, 2009, total maximum capitalization of the Company was approximately $1.069 billion, consisting of $711 million of committed common equity, approximately $83 million of Series A-E preferred shares (“APS”), $275 million under a senior secured revolving credit facility (the “Senior Facility”), $200,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7).  The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company.  Most of the cash and investments of the Company are included in the collateral for the Senior Facility.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2009

1.  Organization and Nature of Operations (continued)

Credit enhancement with respect to the APS and Senior Facility is provided by a monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer.  Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on July 13, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests.  However, the Company’s operating agreement prohibits the liquidation of the Company prior to July 13, 2014 if the APS are not redeemed in full prior to such liquidation.

Series A-E Preferred Equity

At December 31, 2009, the Company had 3,322 shares of APS issued and outstanding with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option.  Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act.  As of December 31, 2009, the Company was in full compliance with such requirements.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  In the opinion of the Investment Manager, the financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of December 31, 2009, the results of its operations and cash flows for the year then ended, and the changes in net assets for each of the two years in the period then ended.  Subsequent events have been evaluated through March 1, 2010, the date of issuance of the financial statements. The following is a summary of the significant accounting policies of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the APS.  Fair value is generally defined as the amount for which an investment could be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers.  Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Board of Directors and are subject to their approval.  Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company’s assets.

Investments of the Company may be categorized based on the types of inputs used in valuing such assets.  The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety.  At December 31, 2009, the investments of the Company were categorized as follows:

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$-	$16,956,170
2	Other observable market inputs*	80,160,547	111,385,804	4,720,158
3	Independent third-party pricing sources that employ significant unobservable inputs	148,678,891	40,909,692	345,323,095
3	Internal valuations with significant unobservable inputs	502,143	1,369,678	7,205,696
Total		$229,341,581	$153,665,174	$374,205,119

* E.g. quoted prices in inactive markets or quotes for comparable investments

Changes in investments categorized as Level 3 during the year ended December 31, 2009 were as follows:

	Independent Third Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$303,489,639	$38,286,765	$257,068,949
Net realized and unrealized gains (losses)	5,842,001	(2,202,943)	40,157,755
Net acquisitions and dispositions	(120,693,884)	4,825,870	44,558,353
Net transfers into (out of) category	(39,958,865)	-	3,538,038
Ending balance	$148,678,891	$40,909,692	$345,323,095

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(20,473,612)	$(2,349,913)	$49,925,321

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2009

2.  Summary of Significant Accounting Policies (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$332,868	$6,732,254	$4,088,555
Net realized and unrealized gains (losses)	(25,111)	(5,362,576)	1,006,737
Net acquisitions and dispositions	194,386	-	2,110,404
Net transfers into (out of) category	-	-	-
Ending balance	$502,143	$1,369,678	$7,205,696

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(25,111)	$(5,362,576)	$2,233,178

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date.  The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction.  Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Restricted Investments

The Company may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies. At December 31, 2009, the Company had foreign currency denominated investments with an aggregate market value of approximately 14.4% of the Company’s total investments. Such positions were converted at the closing rate in effect at December 31, 2009 and reported in U.S. dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  Realized or unrealized gains and losses from investments resulting from changes in foreign exchange rates are included in the Statement of Operations with realized or  unrealized gains and losses resulting from changes in the market prices of such investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks associated with foreign currency denominated investments, the Company has entered into certain swap transactions.  The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities.  The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Gains and losses from derivative transactions during the year ended December 31, 2009 were included in net realized and unrealized gain on investments in the Statement of Operations as follows:

Derivative	Realized	Unrealized
Cross currency basis swaps	$(478,046)	$(82,499)

Valuations of open swap transactions at December 31, 2009 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$(891,109)

Debt Issuance Costs

Costs of $7.6 million were incurred in connection with placing the Company’s Senior Facility.  These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility, adjusting for scheduled decreases in the size of the Senior Facility over its remaining life.  The impact of utilizing this method versus the effective-interest method is not expected to be material to the Company’s operations.

Purchase Discounts

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Company to consider the collectibility of interest when making accruals. Accordingly, when accounting for purchase discounts, the Company recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2009

2.  Summary of Significant Accounting Policies (continued)

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the financial statements.  As of December 31, 2009, all tax years since January 1, 2006 remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.  Capital accounts within the financial statements are adjusted at year end for any permanent book and tax differences.  These adjustments have no impact on net assets or the results of operations. At December 31, 2009, the Company reclassified $24,246 in foreign currency losses from accumulated net realized gains to accumulated net investment income, and certain non-deductible expenses from accumulated net investment income to paid-in capital. Temporary differences are attributable to differing book and tax treatments for the recognition of interest income, the timing of the recognition of gains and losses on certain investment transactions, and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

As of December 31, 2009, the tax basis components of distributable earnings (accumulated deficit), unrealized appreciation (depreciation) and cost of the investments of the Company were as follows:

Undistributed ordinary income	$6,801,709
Capital loss carryforwards	(59,229,952)
Post-October capital loss deferrals	(35,858,631)
Post-October currency loss deferrals	(31)

Unrealized appreciation	141,414,027
Unrealized depreciation	(220,895,451)
Net unrealized depreciation	(79,481,424)

Cost of investments	835,802,189

The Company’s capital loss carryforwards will be used to offset capital gains in succeeding taxable years, and will not expire prior to the dissolution of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2009

2.  Summary of Significant Accounting Policies (continued)

All of the distributions paid during the years ended December 31, 2009 and 2008 were distributions of ordinary income for tax purposes.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

3.  Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees) after cumulative distributions to common shareholders have been made in an amount equal to an 8% annual weighted-average return on common shareholders’ undistributed contributed equity (the “Hurdle”). After the Hurdle is met, the Investment Manager also receives a catch-up payment until its cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees).  Performance fees are accrued in a consistent manner, based on cumulative net income or loss and realized and unrealized gains or losses.  As of December 31, 2009, the Hurdle exceeded the cumulative performance of the fund; accordingly, no liability for accrued but unpaid performance fees was recorded.

Distributions paid to shareholders are generally based on the taxable earnings of the Company, which may differ from earnings for financial reporting purposes, and are recorded on the ex-dividend date.  The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions.  Any net long-term capital gains are distributed at least annually. As of December 31, 2009, the Company had declared $285,300,000 in distributions to common shareholders since inception.

The APS dividend rates were determined by auction at periodic intervals until regular auctions ceased in September of 2008.  Following the cessation of regular auctions, rates are determined as specified under such circumstances in the Statement of Preferences for the APS.  APS rates averaged 3.34% during the year ended December 31, 2009.

The Series Z share dividend rate is fixed at 4% per annum.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2009

4.  Management Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.25% of the sum of the total common shareholder commitments, the liquidation preference of the APS outstanding, and the maximum commitment under the Company’s credit facility, subject to reduction by the amount of the debt when no facility is outstanding and the amount of the APS when less than $1 million in liquidation value of preferred stock is outstanding. In addition to the management fee, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.  As compensation for its services, the Co-Manager receives a portion of the management and performance fees paid to the Investment Manager.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5.  Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”).  Total available credit under the Senior Facility, subject to certain collateral requirements, was $275 million at December 31, 2009, and will be reduced periodically until the maturity of the Senior Facility on February 1, 2012.  Advances under the Senior Facility bear interest at either LIBOR plus 2.25% per annum or the lenders’ cost of funds plus 2.25% per annum, not to exceed LIBOR plus 2.45% per annum.  The weighted average interest rate on outstanding borrowings at December 31, 2009 was 2.48%.   The Company also incurs commitment fees at a rate of 0.30% per annum on the undrawn portion of the Senior Facility, or $273,281 per quarter when the average outstanding borrowings during such quarter are less than $206,250,000.

The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Company fail to satisfy certain financial or other covenants. As of December 31, 2009, the Company was in full compliance with such covenants.

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles, and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2009

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

The Statement of Investments includes certain revolving loan facilities held by the Company with aggregate unfunded balances of approximately $31.6 million at December 31, 2009.  These instruments are reflected at fair value and may be drawn up to the principal amount shown.  In August of 2008, the Company agreed to guaranty certain obligations of an affiliated portfolio company and certain of its affiliates up to an aggregate amount of approximately $3.5 million. This amount was increased to approximately $7 million in November of 2008.  The guaranty may be terminated by the Company at any time subject to certain conditions.

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown.  However, the Company expects the risk of loss to be remote.

7.  Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 400 Series Z preferred shares authorized, issued and outstanding as of December 31, 2009.

Series S Preferred Share

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends.  SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates.  In 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share.  Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations.  The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2009

7.  Preferred Capital (continued)

Series Z Preferred Shares

The Company issued 400 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of liquidation preference.  The Series Z preferred shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation, and vote with the APS as a single class.  The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

8.  Financial Highlights

	Year Ended December 31,
	2009	2008	2007	2006	2005

Per Common Share(1)
Net asset value, beginning of year	$13,332.48	$18,328.49	$20,781.38	$19,282.86	$18,013.01

Investment operations:
Net investment income	878.33	1,480.42	2,211.14	1,290.12	126.46
Net realized and unrealized gain (loss)	3,355.18	(8,001.48)	(929.48)	2,597.58	2,233.97
Gain on retirement of Series A - E preferred shares	-	2,259.64	-	-	-
Distributions to preferred shareholders from:
Net investment income	(77.93)	(414.14)	(158.52)	(224.32)	(132.75)
Realized gains	-	-	(176.77)	(118.71)	(59.64)
Returns of capital	-	-	-	-	-

Net change in reserve for distributions to preferred shareholders	0.42	63.02	(52.15)	(7.47)	125.73
Total from investment operations	4,156.00	(4,612.54)	894.22	3,537.20	2,293.77

Distributions to common shareholders from:
Net investment income	(1,487.30)	(383.47)	(1,582.51)	(1,242.62)	(397.82)
Net realized gains on investments	-	-	(1,764.60)	(716.69)	(255.41)
Returns of capital	-	-	-	(79.37)	(370.69)
Total distributions to common shareholders	(1,487.30)	(383.47)	(3,347.11)	(2,038.68)	(1,023.92)

Net asset value, end of year	$16,001.18	$13,332.48	$18,328.49	$20,781.38	$19,282.86

Return on invested assets (2)	26.0%	(19.6)%	8.1%	21.4%	19.8%

Gross return to common shareholders	31.9%	(25.4)%	5.2%	24.8%	14.3%
Less: performance fee	-	-	(0.9)%	(5.3)%	(2.9)%
Return to common shareholders (3)	31.9%	(25.4)%	4.3%	19.5%	11.4%

Ratios and Supplemental Data
Ending net assets applicable to common shareholders	$584,188,788	$486,756,704	$669,156,499	$758,709,428	$432,087,444
Net investment income / average common equity (4)	6.2%	9.4%	11.0%	6.7%	0.9%

Expenses / average common equity
Operating expenses (4)	4.9%	6.5%	6.1%	6.1%	8.3%
Performance fees	-	-	1.1%	4.2%	3.6%
Total expenses / average common equity	4.9%	6.5%	7.2%	10.3%	11.9%

Portfolio turnover rate	16.6%	22.4%	55.3%	28.8%	31.6%
Weighted-average debt outstanding	$184,076,712	$271,734,973	$355,287,671	$274,723,288	$57,356,164
Weighted-average interest rate	2.8%	3.5%	5.8%	5.7%	4.2%
Weighted-average number of shares	36,509	36,509	36,509	32,368	17,097
Average debt per share	$5,041.94	$7,442.94	$9,731.48	$8,487.50	$3,354.75

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

8.  Financial Highlights (continued)

Annualized Inception to Date Performance Data as of December 31, 2009
Return on common equity (3)	6.3%
Return on invested assets (2)	11.5%
Internal rate of return (5)	5.8%

Asset Coverage:

	Year Ended December 31,
	2009	2008	2007	2006	2005
Series A Preferred Stock:
Shares outstanding	480	480	1,500	1,500	1,500
Involuntary liquidation value per share	$25,022	$25,022	$25,028	$25,022	$25,015
Asset coverage per share	$101,209	$62,722	$53,068	$55,075	$54,163

Series B Preferred Stock:
Shares outstanding	1,324	1,324	1,400	1,400	1,400
Involuntary liquidation value per share	$25,022	$25,022	$25,518	$25,074	$25,057
Asset coverage per share	$101,209	$62,722	$54,107	$55,189	$54,254

Series C Preferred Stock:
Shares outstanding	1,384	1,384	1,384	1,384	1,384
Involuntary liquidation value per share	$25,038	$25,044	$25,557	$25,080	$25,078
Asset coverage per share	$101,272	$62,779	$54,190	$55,202	$54,298

Series D Preferred Stock:
Shares outstanding	17	17	1,920	1,920	1,920
Involuntary liquidation value per share	$25,038	$25,044	$25,168	$25,048	$25,036
Asset coverage per share	$101,272	$62,779	$53,365	$55,132	$54,209

Series E Preferred Stock:
Shares outstanding	117	117	3,316	3,316	-
Involuntary liquidation value per share	$25,038	$25,044	$25,168	$25,048	n/a
Asset coverage per share	$101,272	$62,779	$53,365	$55,132	n/a

Series S Preferred Stock:
Shares outstanding	-	-	-	-	-
Involuntary liquidation value per share	n/a	n/a	n/a	n/a	n/a
Asset coverage per share	n/a	n/a	n/a	n/a	n/a

Series Z Preferred Stock:
Shares outstanding	400	400	400	400	400
Involuntary liquidation value per share	$500	$520	$500	$521	$501
Asset coverage per share	$2,022	$1,304	$1,060	$1,147	$1,084

Senior Secured Revolving Credit Facility:
Debt outstanding ('000)	$104,000	$239,000	$355,000	$390,000	$215,000
Asset coverage per $1,000 of debt outstanding	$747,087	$807,715	$1,261,674	$1,381,596	$802,178

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

8.  Financial Highlights (continued)

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)
These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company’s relatively smaller capital base while the Company is ramping up.

(5)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees.  Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays.  The internal rate of return presented assumes liquidation of the Company at net asset value as of the balance sheet date.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (1)

Year Ended December 31, 2009

Investment	Value, Beginning of Year	Acquisitions	Dispositions	Value, End of Year

EaglePicher Holdings, Inc., Common Stock	$78,148,915	$-	$-	$84,500,195
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12	4,885,450	-	(56,173)	5,504,954
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13	4,122,886	-	-	4,922,849
Gores I SF Luxembourg S.àr.1. Ordinary Shares	385,660	-	-	735,297
Gores I SF Luxembourg S.àr.1. Tracking Preferred Equity Certificates	38,180,313	-	-	72,794,453
International Wire Group, Inc., Common Stock	11,736,690	-	-	10,258,453
Integra Telecom, Inc., 1st Lien Term Loan, LIBOR + 8.5%, due 8/31/13	-	895,845	-	1,030,272
Integra Telecom., Inc., Common stock	-	45,637,292	-	29,269,752
Integra Telecom, Inc., Warrants	-	127,037	-	152,295
Online Resources Corporation, Series A-1 Convertible Preferred Stock	60,780,839	-	-	76,051,767
Online Resources Corporation, Common Stock	6,173,589	-	-	6,850,861
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2%, due 6/30/13	-	107,393	-	200,031
Revere Holdings Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14	-	53,719,411	-	12,248,449
Revere Holdings Inc., Class A Common Stock	-	-	-	-
Revere Holdings Inc., Class B Common Stock	-	-	-	-
Revere Leasing LLC, Class A Units	-	27,018	-	26,987
Revere Leasing LLC, Class B Units	-	2,083,386	-	2,082,777
Radnor Holdings Corporation, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09	2,109,837	-	-	704,050
WinCup, Inc., Common Stock	46,170,809	-	-	60,930,580
WinCup, Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 5/29/10	7,021,428	938,921	(627,669)	7,758,367
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 5/31/10	14,871,332	1,950,984	-	20,322,565

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Restricted Securities of Unaffiliated Issuers

December 31, 2009

Investment	Acquisition Date	Cost

Bally Total Fitness Holdings, Inc., Senior Subordinated Notes, 14% Cash or 15.625% PIK, due 10/1/13	10/1/07	$37,763,225
Clearwire Communications LLC, Senior Secured Notes, 12%, due 12/1/15	11/18/09	5,449,304
Global Crossing Limited, Senior Secured Notes, 12%, due 9/15/15	9/11/09	8,266,948
GSI Group Corporation, Senior Notes, 11%, due 8/20/13	8/20/08	11,793,714
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15	12/17/09	28,975,027
Harrah's Operating Company Inc., Senior Secured Notes, 10%, due 12/15/18	Various 2009	22,064,594
Landry's Restaurants, Inc., Senior Secured Notes, 11.625%, due 12/1/15	11/17/09	6,162,514
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17	8/29/07	38,237,532
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17	6/17/09	21,385,172
Dialogic Corporation, Class A Convertible Preferred Stock	9/28/06	7,032,638
Doral Holdings, LP Interest	7/12/07	19,111,941
GSI Group, Inc., Common Stock	8/20/08	1,949,763
GXS Holdings, Inc., Common Stock	3/28/08	1,615,439
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	64,618
Mach Gen, LLC, Common Units	Various 2005	1,442,223
NEF Kamchia Co-Investment Fund, LP Interest	7/30/07	5,780,030
TPG Hattrick Holdco, LLC, Common Units	4/21/06	3,829,068
ViaSat, Inc., Common Stock	12/15/09	6,246,190

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers
(Unaudited)

The Directors and executive officers of the Company are listed below. The Board of Directors governs the Company and is responsible for protecting the interests of shareholders. The Directors are experienced executives who meet periodically throughout the year to oversee the Company’s activities, review contractual arrangements with service providers to the Company, and review the Company’s performance.  Each Director and executive officer serves for an indefinite term.  Correspondence for each Director or officer may be sent to:  c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California  90405.

1.  Independent Directors

Name (Age at December 31, 2009)
Principal Occupation(s)

M. Christian Mitchell (54)
- Year of Election or Appointment:  2004
- Director and Chairman of the Audit Committee of the Company.  Mr. Mitchell retired in 2003 from Deloitte & Touche after 26 years.  From 2001 to 2003, he was the National Managing Partner of the Mortgage Banking and Finance Companies practice and a member of the National Financial Services Management Committee.  From 1998 to 2001, he was the Regional Managing Partner (for the western United States) of the Enterprise Risk Services Practice, including serving on that practice’s Global and National Management Committees.  He was a director of Hanmi Financial Corporation from 2004 to 2007, where he served as chair of the audit committee and as a member of the planning and compliance committees.  In 2007, Mr. Mitchell became a director of Reis, Inc., where he serves as chair of the audit committee and a member of the nominating and corporate governance committee.  In 2008, he became a director of Marshall & Stevens, a national valuation consulting firm, where he currently serves as Vice Chairman.  Mr. Mitchell also serves as an adjunct professor of accounting at the University of Redlands, and is President of the National Association of Corporate Directors, Southern California.  He holds a B.S. in accounting from the University of Alabama.  Mr. Mitchell oversees one portfolio in the fund complex as a director.

Phillip L. Williams (87)
- Year of Election or Appointment:  2008
- Director and Audit Committee Member of the Company.  Mr. Williams is Vice Chairman (Retired) of The Times Mirror Company. A member of its Board of Directors from 1986 to 1993, he was named Vice Chairman early in 1987 after serving as Executive Vice President.  Mr. Williams is Chairman of the UCLA School of Medicine Board of Visitors.  He is Director and President of The Foundation of The Los Angeles County Children’s Council, and Chairman of Acme Network for distance teaching and learning of the arts, math, science, and language, through both on-air television and the Internet.  He received a B.A. in economics from Harvard College and an M.B.A. from Harvard Business School.  Mr. Williams oversees one portfolio in the fund complex as a director.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

Brian F. Wruble (66)
- Year of Election or Appointment:  2004
- Director and Audit Committee Member of the Company.  Mr. Wruble is a private investor in New York City.  He was also a general partner of Odyssey Partners, L.P. and was a founder of Odyssey Investment Partners, LLC, both private investment firms in New York.  Prior to joining Odyssey in 1995, Mr. Wruble was president and CEO of the Delaware Group of Mutual Funds following 13 years with The Equitable Life Assurance Society of the U.S, where he was chief investment officer and CEO of Equitable Capital Management Corp. Before joining Equitable in 1979, Mr. Wruble spent nearly 10 years on Wall Street, most recently with Smith Barney, Harris Upham and Company.  Mr. Wruble serves on boards which include the Institute for Advanced Study, the Jackson Laboratory (chairman), and the Oppenheimer Funds (chairman).  He is a past governor of the Association for Investment Management and Research and a past chairman of the Institute of Chartered Financial Analysts.  Mr. Wruble has both a bachelors and a masters degree in electrical engineering from Cornell University and an M.B.A. from New York University.  He is a chartered Financial Analyst and an associate editor of CFA Digest.  Mr. Wruble oversees one portfolio in the fund complex as a director.

2.  Interested Directors and Officers

Name (Age at December 31, 2009)
Principal Occupation(s)

Michael E. Tennenbaum (74)
- Year of Election or Appointment:  2004
- Authorized Person of the Company.  Mr. Tennenbaum is a Co-Founder and the Senior Managing Partner of TCP.  Prior to founding TCP in 1996, Mr. Tennenbaum was a Wall Street executive where he managed various departments of a major investment bank including Investment Banking, Risk Arbitrage and Options. Mr. Tennenbaum serves on the boards of a number of both public and private companies.  His board service has included the chairmanship of all significant board committees as well as of the boards themselves.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

Currently, Mr. Tennenbaum is also a Vice-Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its Investment Committee, a Director of the Los Angeles World Affairs Council, a Board member of The RAND Center for Asia Pacific Policy, a member of the Los Angeles Philharmonic Board of Overseers, a member of the UCLA School of Medicine Board of Visitors and Founder of the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA.  He was a Commissioner on the Intercity High-Speed Rail Commission for California and was Chairman of the California High-Speed Rail Authority.  He served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles.  He is a member of the Committee on University Resources (COUR) at Harvard University; a previous member of the Board of Associates of Harvard Business School and was a member of its Visiting Committee.

In addition, he served as a member of the National Advisory Board of Georgia Tech and as a Trustee of the Georgia Institute of Technology Foundation, Inc., where he was Chairman of its Investment Committee, and currently is Trustee Emeritus.  He is a member of the Academy of Distinguished Engineering Alumni of Georgia Tech’s College of Engineering and Founder of the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering.

A graduate of the Georgia Institute of Technology with a degree in Industrial Engineering, Mr. Tennenbaum received an M.B.A. with honors from Harvard Business School.

Mark K. Holdsworth (44)
- Year of Election or Appointment:  2004
- Authorized Person of the Company.  Mr. Holdsworth is a Co-Founder and Managing Partner of TCP, and is a voting member of its Investment Committee. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Holdsworth was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm. He also worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and as an Associate at a Los Angeles real estate advisory firm. He is a former member of the boards of directors of Alabama Aircraft Industries, Inc. and Anacomp, Inc., and a former Chairman of the Board of Directors of the International Wire Group.  Mr. Holdsworth currently serves as Chairman of Wincup, Inc., Vice Chairman of EaglePicher Corporation and as a Director of Parsons Corporation, one of the largest engineering, design and construction companies in the world.  He is also a National Trustee of the Boys and Girls Clubs of America.  He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

Michael E. Leitner (42)
- Year of Election or Appointment:  2006
- Authorized Person of the Company.  Mr. Leitner is a Managing Partner of TCP and a voting member of its Investment Committee.  Prior to joining TCP in 2005, he served as Senior Vice President of Corporate Development for WilTel Communications.  Prior to that, Mr. Leitner served as President and Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale.  Prior to that, he was Vice President of Corporate Development of 360networks. Prior to that, he served as Senior Director of Corporate Development for Microsoft Corporation, where he managed corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors, completing over $9 billion in software and communications infrastructure transactions globally. Prior to Microsoft, he was a Vice President in the M&A group at Merrill Lynch.  He currently serves as a representative for Tennenbaum on the boards of Anacomp, Inc., ITC^DeltaCom, Inc., Online Resources, and Integra Telecom, Inc.  Mr. Leitner is very active in community events, serving on several non-profit boards and committees. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

Howard M. Levkowitz (42)
- Year of Election or Appointment:  2004
- Director, President and Authorized Person of the Company.  Mr. Levkowitz is a Co-Founder and Managing Partner of TCP, and is a voting member of its Investment Committee.  Prior to joining Mr. Tennenbaum in founding TCP, Mr. Levkowitz was an attorney specializing in real estate and insolvencies with Dewey Ballantine.  Mr. Levkowitz serves as President of TCP’s Opportunity Funds and head of TCP’s public markets investments. He has served on the boards of both public and private companies and currently serves on the board of Doral Financial Corporation.  He has also served on a number of formal and informal creditor committees.  Mr. Levkowitz is active in a number of charitable and philanthropic activities, recently serving as president of a private elementary school. He received a B.A. in History (Magna Cum Laude) from the University of Pennsylvania, a B.S. in Economics (Magna Cum Laude, concentration in finance) from The Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz oversees four portfolios in the fund complex as a director.

Hugh Steven Wilson (62)
- Year of Election or Appointment:  2005
- Chief Executive Officer and Authorized Person of the Company.  Mr. Wilson also serves as a Managing Partner and member of the Investment Committee of TCP.  Prior to joining TCP in 2005, Mr. Wilson retired from the international law firm of Latham & Watkins. While with Latham & Watkins, he had served as Tennenbaum Capital Partners’ primary outside counsel since its inception. While still a senior partner with Latham & Watkins, he was Global Co-Chair of the Mergers and Acquisitions Practice Group and former Chairman of both the National Litigation Department and the National Mergers and Acquisitions Litigation Practice Group. He is currently Chairman of the Board of Directors of International Wire Group, Inc, Vice Chairman of Burford Capital Limited, and a Director of Alabama Aircraft Industries, Inc. He received a J.D. from the University of Chicago Law School, where he was a member of the law review and Order of the Coif.  Mr. Wilson also received a Master of Laws degree from Harvard Law School and a B.A. in Political Science from Indiana University.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

Paul L. Davis (36)
- Year of Election or Appointment:  2008
- Chief Financial Officer of the Company.  Mr. Davis also serves as Chief Financial Officer of TCP.  Prior to being appointed CFO, he served for four years as Chief Compliance Officer of the Company and as Chief Compliance Officer and Vice President, Finance of TCP.  He was formerly employed as Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor.  He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

Elizabeth Greenwood (46)
- Year of Election or Appointment:  2007 as Secretary; 2008 as Chief Compliance Officer
- Chief Compliance Officer and Secretary of the Company.  Ms. Greenwood also serves as General Counsel and Chief Compliance Officer of TCP. She has a diverse legal background, including extensive in-house investment advisor and private equity experience. She formerly served as General Counsel & Chief Compliance Officer at Strome Investment Management, L.P. Prior to Strome, Ms. Greenwood spent more than 10 years working at companies funded by Pacific Capital Group and Ridgestone Corporation. In addition, she is a founding member of the West Coast Chapter of 100 Women in Hedge Funds and currently serves on the Board of the Association of Women in Alternative Investing.  Ms. Greenwood received a J.D. from Stanford Law School and a Bachelor of Business Administration with highest honors from The University of Texas at Austin.

David A. Hollander (48)
- Year of Election or Appointment:  2004
- Authorized Person of the Company.  Mr. Hollander is also a Partner of TCP and a member of TCP’s Investment Committee.  He is in charge of TCP’s Specialty Investments Group and focuses on private placement investments and restructurings.  Prior to joining TCP, he was an attorney for sixteen years at O’Melveny & Myers. While at O’Melveny, Mr. Hollander specialized in leveraged finance, insolvency, and mergers and acquisitions, and represented debtors and creditors in numerous multi-billion dollar transactions. He currently focuses on the firm’s private placements and restructurings.  Mr. Hollander has also represented boards of directors and has served on various creditor committees.  He received a B.S. in Economics (Summa Cum Laude) from The Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was Associate Editor of the Stanford Law Review.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

Pedro M. Urrutia (36)
- Year of Election or Appointment:  2008
- Chief Operating Officer of the Company.  Mr. Urrutia also serves as Chief Operating Officer of TCP.  Prior to beginning employment at TCP in 2000, he served in various accounting and operational roles at Wells Fargo, Trust Company of the West, and First Quadrant.  Mr. Urrutia received a B.A. in Business-Economics, with a concentration in Accounting, from the University of California at Santa Barbara.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Supplemental Tax Information
(Unaudited)

91.5% and 0.1% of the ordinary income distributions paid by the Company during the year ended December 31, 2009 qualify as “interest related dividends” and distributions of qualified dividend income, respectively.  All of the distributions of qualified dividend income during the year ended December 31, 2009 qualify for the dividends-received deduction for corporate shareholders.  The Company distributed no short-term capital gains.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer.  A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of directors has determined that M. Christian Mitchell is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent" pursuant to the general instructions on Form N-CSR Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)          Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:  $50,305 for fiscal year 2009 and $50,849 for fiscal year 2008.

(b)          Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were:  $0 in 2009 and $1,882 in 2008.  The services comprising such fees included consultation regarding certain financial reporting issues.

(c)          Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:  $48,410 in 2009 and $38,000 in 2008. The services comprising such fees included tax return preparation and related tax advice and planning.

(d)          All Other Fees.  Not applicable.

(e)           (1)           Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e)          (2)           Not applicable.

(f)           Not applicable.

(g)          The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were: $48,410 for fiscal year 2009 and $38,000 for fiscal year 2008.

(h)          The Registrant's independent auditors did not provide non-audit services to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant's independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)          Schedule of Investments.  Included in Annual Shareholder Report in Item 1.

(b)          Not applicable.

ITEM 7.               DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC
PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Fund V, LLC, and Tennenbaum Opportunities Partners V, LP have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940  (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

DEFINITIONS

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

OBJECTIVES

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents.  In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, Tennenbaum’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Tennenbaum’s Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)
Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)
Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)
Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(i)
Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)
Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted by SVOF June 18, 2004
Adopted by SVEF August 19, 2004
Adopted by SVCF and SVCP July 18, 2006
Adopted by TOF V September 29, 2006
Adopted by TOP V December 22, 2006

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

(a)           (1)           The five persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Richard E. Spencer II, and Michael E. Tennenbaum (together, the “Portfolio Managers”).  The titles, business experience, and length of service of Messrs. Holdsworth, Leitner, Levkowitz, and Tennenbaum (together, the “TCP Portfolio Managers”) are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1.  The title, business experience, and length of service of Mr. Spencer is as follows:

Mr. Spencer is a Managing Director of Babson Capital Management LLC (“Babson”), the registrant’s co-manager, and is a voting member of the Investment Committee of Tennenbaum Capital Partners, LLC (the “Investment Manager”) as a representative of Babson.  Mr. Spencer joined MassMutual, of which Babson is a subsidiary, in 1989.  He holds a B.A. in Economics and History from Bucknell University and an M.B.A. from the State University of New York at Buffalo.  Mr. Spencer is co-head of the Mezzanine Private Equity Group within Babson and is responsible for the origination, analysis and portfolio management of mezzanine and private equity investments.  He is Vice President of MassMutual Corporate Investors, MassMutual Participation Investors and Manager of Mezzco LLC, Mezzco II LLC and Mezzco III LLC, the General Partners of Tower Square Capital Partners, L.P., Tower Square Capital Partners II, L.P. and Tower Square Capital Partners III, L.P., respectively.  Mr. Spencer was transferred from MassMutual Life's Investment Management Department to Babson on January 1, 2000.  He is a CFA.

(b)           (2)           Each of the Portfolio Managers is also primarily responsible for the day-to-day management of the portfolios of seven other accounts (the “Other TCP Accounts”) managed by the Investment Manager, comprised of five other registered investment companies with combined assets of $2,262.1 million and two other pooled investment vehicles with combined assets of approximately $17.4 million, each as of December 31, 2009, except that Mr. Spencer is not primarily responsible for the day-to-day management of one of the aforementioned registered investment companies with assets of $370.6 million, and one of the aforementioned other pooled investment vehicles with assets of approximately $5.9 million, each as of December 31, 2009.  The advisory compensation of each of these accounts is based in part on the performance of the account during periods where such account meets minimum performance requirements.

Mr. Spencer also has primary responsibility for the day-to-day management of other Babson advisory accounts (together, the “Babson Accounts”), including two registered investment companies with combined assets of approximately $374.7 million and five other pooled investment vehicles with combined assets of approximately $1.3 billion, each as of December 31, 2009.  The advisory fee of each of the five aforementioned Babson Accounts that are other pooled investment vehicles is based in part on the performance of the account.

Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other TCP Accounts, on the other, include the following:

The Other TCP Accounts generally invest in assets eligible for purchase by the Registrant.  The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other TCP Accounts.  Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other TCP Accounts.  In general, and except with respect to any of the Other TCP Accounts that are being wound down or are feeder funds of one of the Other TCP Accounts, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other TCP Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates.  Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of the co-investment exemptive order obtained for the Registrant.  In certain cases, investment opportunities may be made other than on a pro rata basis.  For example, the Investment Manager may determine that it is appropriate for the Registrant to retain an asset at the same time that one or more of the Other Accounts sells it.  The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other TCP Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other TCP Accounts.  All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(a)           (3)           Each of the TCP Portfolio Managers except Mr. Tennenbaum receives a fixed salary from the Investment Manager.  Additionally, each of the TCP Portfolio Managers receives fixed periodic distributions from the Investment Manager.  Further, each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Investment Manager based on his equity interest therein.  Such distributions include performance fees paid to the Investment Manager by the Registrant and the other registered investment company that pays performance fees.  Performance allocations from the other registered investment companies that are limited partnerships (the “LPs”) are paid to the general partner of the LPs (the “General Partner”).  Performance allocations from the other pooled investment vehicles are paid to the managing member of each such vehicle (together, the “Managing Members”).  Each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Managing Members and the General Partner, based on his equity interests therein.  Mr. Leitner does not currently have equity interests in the Managing Members.  Mr. Tennenbaum receives all distributions from the Investment Manager, the Managing Members, and the General Partner through Tennenbaum & Co., LLC (“TCO”), which holds Mr. Tennenbaum’s equity interest in such entities.  Mr. Tennenbaum is the managing member of TCO.  Each of the TCP Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the TCP Portfolio Manager’s relative contribution to the Investment Manager’s overall activities.  TCO may be reimbursed by the Investment Manager, the Registrant, and/or one or more of the Other TCP Accounts for the reasonable business use of a private aircraft.  The Investment Manager pays a monthly rental fee to TCO for the use of certain personal property items.

Mr. Spencer is compensated by Babson for his services.  His compensation package is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives.  The performance-driven bonus is based on the performance of the Babson Accounts relative to appropriate benchmarks, including with respect to the Barclays Capital Intermediate U.S. Credit and the S & P Industrial Index, in addition to the Russell 2000 Index and Barclays Capital U.S. Corporate High Yield Index.  Performance of the Babson Accounts are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson.  Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson.  Long-term incentives are designed to share with participants the longer-term value created in Babson. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide Mr. Spencer with the economic equivalent of a “shareholder” interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or a deferred cash award or a direct profit sharing interest that results in Mr. Spencer receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because Mr. Spencer is responsible for multiple accounts, he is compensated on the overall performance of the accounts that he manages, rather than a specific account, except for the portion of compensation relating to any performance fee award.  Mr. Spencer also receives a percentage of the performance compensation Babson receives for its services to the registered investment companies that are managed by the Investment Manager and co-managed by Babson.

(a)          (4)           The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at December 31, 2009 is as follows:

Mark K. Holdsworth	Over $1,000,000
Michael E. Leitner	$100,001-$500,000
Howard M. Levkowitz	Over $1,000,000
Richard E. Spencer II	None
Michael E. Tennenbaum	Over $1,000,000

(b)          Not applicable.

ITEM 9.               PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)          The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b)          None.

ITEM 12.	EXHIBITS.

(a)          (1)           Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)          (2)           Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)          Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Opportunities Fund, LLC

By:	/s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: March 11, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: March 11, 2010

By:	/s/ Paul L. Davis
Name: Paul L. Davis
Title: Chief Financial Officer
Date: March 11, 2010